PROSHARES TRUST
ProShares Ultra MSCI Japan (EZJ)
(the “Fund”)
Supplement dated June 10, 2021
to the Fund’s Summary Prospectus and Statutory Prospectus
(dated October 1, 2020, each as supplemented or amended)
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Upon the recommendation of ProShare Advisors, LLC, the Board of Trustees of ProShares Trust has approved a change to the Fund’s investment strategy. The change is effective immediately. The following updates are made to the Fund’s summary and statutory prospectus.
Summary prospectus and statutory prospectus
Principal Investment Strategies. The following will be added to the principal investment strategies:
• Exchange-Traded Funds – the Fund may invest in shares of other ETFs, which are registered investment companies that are traded on stock exchanges and hold assets such as stocks or bonds.
Principal Risks. The following will be added to the principal risks:
• Risk of Investing in Exchange-Traded Funds (ETFs) – Investing in other investment companies, such as ETFs, subjects the Fund to those risks affecting the underlying ETFs, such as risks that the investment management strategy of the ETF may not produce its intended results (management risk) and the risk that the ETF could lose money over short periods due to short- term market movements and over longer periods during market downturns (market risk). In addition, investing in ETFs involves the risk that an ETF’s performance may not track the performance of the index or markets that the ETF is designed to track, which may result in losses to such ETF and, ultimately, the Fund. In addition, ETFs may trade at a price below their net asset value. Moreover, the Fund will incur its pro rata share of the expenses of the underlying ETF’s expenses.
For more information, please contact the Fund at 1-866-776-5125.
Please retain this supplement for future reference.
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